Exhibit 10.274

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

(PropCo’s)

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made this 28th day of December, 2012, between ADCARE PROPERTY HOLDINGS, LLC, an Ohio limited liability company (“Grantor”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as lender (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Loan Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Loan Agreement”) among Lender, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Woodland Hills HC Nursing, LLC, Northridge HC&R Nursing, LLC, and APH&R Nursing, LLC (collectively, the “Borrower”), Lender is willing to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof, and

WHEREAS, in order to induce Lender to make financial accommodations to Borrower as provided for in the Loan Agreement, Grantor has agreed to grant a continuing security interest in and to the Collateral (as hereinafter defined) in order to secure the prompt and complete payment, observance and performance of (a) the obligations of Grantor arising from this Agreement and that certain Payment Guaranty from Grantor in favor of Lender of even date herewith (as may be amended, restated, supplemented or otherwise modified from time to time (the “Guaranty”) (including, without limitation, any interest, fees or expenses that accrue after the filing of an insolvency proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any insolvency proceeding), plus (b) the “Obligations” as defined in the Loan Agreement, plus (c) reasonable attorneys fees actually incurred and expenses if the obligations represented thereunder are collected by law, through an attorney-at-law, or under advice therefrom (clauses (a), (b) and (c) being hereinafter referred to as the “Secured Obligations”), by the granting of the security interests contemplated by this Agreement, and

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Loan Agreement.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)                                 “Equity Interests” means all limited liability company membership interests of Grantor or other equivalents (regardless of how designated) of or in each Pledged Company, whether voting or nonvoting, or any other “equity security” (as such term is defined in Rule 3a 11-1 of the General Rules and Regulations promulgated by the Securities and Exchange

Commission under the Securities Exchange Act of 1934) in such Pledged Company, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character of Grantor with respect to such Pledged Company.

(b)                                 “Event of Default” as used in this Agreement means an “Event of Default as defined in the Loan Agreement.

(c)                                  “Investment Related Property” means (i) investment property (as that term is defined in the UCC) owned by Grantor with respect to the Pledged Companies, and (ii) all of the following regardless of whether classified as investment property under the UCC: all Pledged Interests and all rights of Grantor under the Pledged Operating Agreements.

(d)                                 “Pledged Companies” means, each Person listed on Schedule 1 hereto as a “Pledged Company”.

(e)                                  “Pledged Interests” means all of Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by Grantor, regardless of class or designation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of Lender or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Lender together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property hereafter from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the Equity Interests.

(f)                                   “Pledged Operating Agreement” means the limited liability company operating agreement of each Pledged Company.

(g)                                  “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Ohio provided, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Ohio the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

2.                                      Grant of Security.  Grantor hereby unconditionally grants, assigns and pledges to Lender, a continuing security interest (hereinafter referred to as the “Security Interest”), in Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)                                 all of Grantor’s books and records indicating, summarizing, or evidencing the Investment Related Property (“Books”);

(b)                                 all of Grantor’s Investment Related Property;

(c)                                  all of the proceeds of any of the foregoing, money, or other tangible or intangible property resulting from the sale, or other disposition of any of the foregoing, the portion thereof or interest therein, and the proceeds thereof, (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Grantor or Lender from time to time with respect to any of the Investment Related Property.

3.                                      Security for Obligations.  This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantor, to Lender, but for the fact that they are unenforceable or not allowable due to the existence of any insolvency proceeding involving Grantor.

4.                                      Grantor Remain Liable.  Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under and in accordance with the contracts and agreements included in the Collateral to those parties to whom Grantor has contracted, including, without limitation, the Pledged Operating Agreements, to perform all of the duties and obligations of Grantor thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of the rights hereunder shall not release Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) Lender shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; provided, however, that if following an Event of Default Lender becomes the owner of the Collateral, Lender shall thenceforth be responsible for complying with such duties as may arise thereafter under the Pledged Operating Agreements as are to be performed by the member owning such Collateral.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Loan Agreement, or other Loan Documents, Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its business, subject to and upon the terms hereof and of the Loan Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that so long as no Event of Default then exists and notwithstanding anything to the contrary contained in this Agreement, the Loan Agreement or any other Loan Document: (a) Grantor may receive (and make request for if not timely paid) and retain all fees, distributions, returns of capital, member loan repayments and other payments payable to Grantor under the Pledged Operating Agreements on account of or with respect to the Equity Interests or otherwise payable to Grantor under the terms and conditions thereof as and when the same may become due or available for distribution and (b) record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain in Grantor.  Following the occurrence of an Event of Default Lender shall notify Grantor of Lender’s exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section 13 hereof.

5.                                      Representations and Warranties.  Grantor hereby represents and warrants as follows:

(a)                                 The exact legal name of Grantor is set forth on the signature page of this Agreement.

(b)                                 This Agreement creates a valid security interest in the Collateral of Grantor, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of the financing statement listing Grantor as a debtor, and Lender, as secured party, in the office of the Secretary of State of Ohio (“Ohio SOS”).  Upon the making of such filing, Lender shall have a first priority perfected security interest in the Collateral of Grantor to the extent such security interest can be perfected by the filing of a financing statement.

(c)                                  Except for the Security Interest created hereby, Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all liens and encumbrances other than Permitted Exceptions, of the Pledged Interests indicated on Schedule 1.  In addition: (i) all of the Pledged Interests are duly authorized and validly issued and all required capital contributions by Grantor have been made, and there are no outstanding obligations of Grantor to make additional capital contributions to such Pledged Companies, and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of Grantor identified on Schedule 1 hereto; (ii) Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by Grantor to Lender as provided herein; (iii) all actions necessary or desirable to create, perfect, establish the first priority of, or otherwise protect, Lender’s liens in the Investment Related Property, and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Lender of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by Grantor; and (C) upon the filing of the financing statement in the Ohio SOS with respect to the Pledged Interests of Grantor that are not represented by certificates; and (iv) if and to the extent that any Pledged Interests are represented by certificates, Grantor has delivered to and deposited with Lender (or, with respect to any Pledged Interests created after the date hereof, will deliver and deposit in accordance with Sections 6(a) and 8 hereof) all certificates representing the Pledged Interests owned by Grantor, and undated powers endorsed in blank with respect to such certificates.

(d)                                 No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the grant of a Security Interest by Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by Grantor, or (ii) for the exercise by Lender the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

6.                                      Covenants.  Grantor, covenants and agrees with Lender that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 20 hereof:

(a)                                 Possession of Collateral.  In the event that any Collateral, including proceeds, is evidenced by or consists of Investment Related Property, and if and to the extent that perfection or priority of Lender’s Security Interest is dependent on or enhanced by possession, Grantor, immediately upon the request of Lender and in accordance with Section 8 hereof, shall execute such other documents as shall be requested by Lender or, if applicable, endorse and deliver physical possession of such Investment Related Property to Lender, together with such undated powers endorsed in blank as shall be requested by Lender;

(b)                                 Investment Related Property.

(i)                                     Grantor shall promptly deliver to Lender a copy of each notice or other communication received by it from any Pledged Company or its manager in respect of any Pledged Interests;

(ii)                                  Grantor shall not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, or any Pledged Operating Agreement or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than pursuant to the Loan Documents without Lender’s consent;

(iii)                               Grantor agrees that it will cooperate with Lender in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;

(iv)                              As to all limited liability company interests issued to Grantor under the Pledged Operating Agreements, Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by Grantor (as shown on Schedule 1) in a securities account.  In addition, neither the Pledged Operating Agreements, nor any other agreements governing any of the Pledged Interests issued under the Pledged Operating Agreements provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction and that none of the articles of organization, the Pledged Operating Agreements, and the other agreements governing any of the uncertificated Pledged Interests provide that such Pledged Interests may be certificated, in each case unless such certificates and accompanying powers endorsed in blank are delivered to Lender in accordance with Section 5(c) above; and

(v)                                 Anything herein to the contrary notwithstanding, Grantor shall, for so long as it shall remain a member under any Pledged Operating Agreement, remain liable under such Pledged Operating Agreement, to observe and perform all of the conditions and obligations to be observed and performed by Grantor thereunder, all in accordance with and pursuant to the terms and provisions thereof.

(c)                                  Transfers and Other Liens.  So long as this Agreement remains in effect, Grantor shall not (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of the Collateral whether now owned or hereafter acquired, or upon the income or profits therefrom (other than such restrictions on transferability of the Collateral as set forth in the Pledged Operating Agreements); (ii) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, (iii) create or permit to exist any lien or encumbrance upon or with respect to any of the Collateral of Grantor except for Permitted Exceptions, or (iv) transfer any of the Collateral or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors.  The inclusion of Proceeds in the Collateral shall not be deemed to constitute Lender’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.

7.                                      Relation to Loan Agreement.  In the event of any conflict between any provision in this Agreement and a provision in the Loan Agreement, such provision of the Loan Agreement shall control.

8.                                      Further Assurances.

(a)                                 Grantor agrees that from time to time, at its own expense, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Lender may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)                                 Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and Grantor will execute and deliver to Lender such other instruments or notices, as may be necessary or as Lender may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)                                  Grantor also hereby ratifies its authorization for Lender to have filed in any jurisdiction any financing statements filed prior to the date hereof.

(d)                                 Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Lender, subject to Grantor’s rights under Section 9-509(d)(2) of the UCC.

9.                                      Lender Appointed Attorney-in-Fact.  Grantor hereby irrevocably appoints Lender its attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Loan Agreement, to take any action and to execute any instrument which Lender may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:  to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the collection of any of the Collateral of Grantor or otherwise to enforce the rights of Lender with respect to any of the Collateral.

To the extent permitted by law, Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

10.                               Lender May Perform.  If Grantor fails to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Lender incurred in connection therewith shall be payable, by Grantor.

11.                               Lender’s Duties.  The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral, and shall not impose any duty upon Lender to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Lender accords its own property.

12.                               Disposition of Pledged Interests by Lender.  None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Grantor understands that in connection with such disposition, Lender may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Grantor, therefore, agrees that:  (a) if Lender shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Lender shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Lender has handled the disposition in a commercially reasonable manner.

13.                               Voting Rights.

(a)                                 Upon the occurrence and during the continuation of an Event of Default, (i) Lender may, at its option, and with five (5) Business Days prior notice to Grantor, and in addition to all rights and remedies available to Lender under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by Grantor, but under no circumstances is Lender obligated by the terms of this Agreement to exercise such rights, and (ii) if Lender duly exercises its right to vote any of such Pledged Interests, Grantor hereby appoints Lender, as Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY, to vote such Pledged Interests in any manner Lender deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)                                 For so long as Grantor shall have the right to vote the Pledged Interests owned by it, Grantor covenants and agrees that it will not, without the prior written consent of Lender, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Lender, or the value of the Pledged Interests.

14.                               Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)                                 Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC or any other applicable law.  Without limiting the generality of the foregoing, Grantor expressly agrees that, in any such event, Lender without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC or any other applicable law), may take immediate possession of all or any portion of the Collateral and without notice except as specified below, sell the Collateral or any part thereof in one or more components at public or private sale, at any of Lender’s offices or elsewhere, for cash, on credit, and upon such other terms as Lender may deem commercially reasonable.  Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Any cash held by Lender as Collateral and all cash proceeds received by Lender in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Loan

Agreement.  In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, Grantor shall remain liable for any such deficiency.

(c)                                  Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur, if and to the extent that either of the following remedies applies to the Collateral under applicable law, Lender shall have the right to an immediate writ of possession without notice of a hearing, the right to the appointment of a receiver for the Collateral, and Grantor hereby consents to such rights and such appointment and hereby waives any objection Grantor may have thereto or the right to have a bond or other security posted by Lender.

15.                               Remedies Cumulative.  Each right, power, and remedy of Lender as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers, or remedies.

16.                               Intentionally Omitted

17.                               Indemnity and Expenses.

(a)                                 Grantor agrees to indemnify Lender from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Loan Document to which Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.  This provision shall survive the termination of this Agreement and the Loan Agreement and the repayment of the Secured Obligations.

(b)                                 Grantor shall, upon demand, pay to Lender all expenses which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Lender hereunder or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

18.                               Merger, Amendments; Etc.  THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.  No waiver of any provision of this Agreement, and no consent to any departure by Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by

Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Lender and Grantor.

19.                               Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Lender at its address specified in the Loan Agreement, and to Grantor at the address specified in the Loan Agreement for Borrower or, as to any party, at such other address as shall be designated by such party in a written notice to the other party, all of which to be given in accordance with a method for giving notice as prescribed in the Loan Agreement.

20.                               Continuing Security Interest: Assignments under Loan Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Loan Agreement, (b) be binding upon Grantor, and its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Lender, and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), Lender may, in accordance with the provisions of the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise.  Upon payment in full in cash of the Obligations in accordance with the provisions of the Loan Agreement and the expiration or termination of the Loan, the Security Interest granted hereby shall automatically terminate without further action or documentation required and this Agreement all rights to the Collateral shall revert to Grantor or any other Person entitled thereto.  At such time, Lender will authorize the filing of appropriate termination statements to terminate such Security Interests.  No transfer or renewal, extension, assignment, or termination of this Agreement or of the Loan Agreement, any other Loan Document, or any other instrument or document executed and delivered by Grantor to Lender nor any additional Loans or other loans made by Lender to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantor, by Lender, nor any other act of Lender shall release Grantor from any obligation, except a release or discharge executed in writing by Lender in accordance with the provisions of the Loan Agreement.  Lender shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Lender and then only to the extent therein set forth.  A waiver by Lender of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Lender would otherwise have had on any other occasion.

21.                               GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF OHIO AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  GRANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF OHIO OR

ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON GRANTOR BY MAIL AT THE ADDRESS SPECIFIED IN §19 HEREIN.  GRANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

22.                               Intentionally Omitted.

23.                               Miscellaneous.

(a)                                 This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

(b)                                 Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)                                  Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)                                 The pronouns used herein shall include, when appropriate, either gender or both singular and plural, and the grammatical construction of sentences shall conform thereto.

[EXECUTION ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers under seal, as of the day and year first above written.

GRANTOR:	ADCARE PROPERTY HOLDINGS, LLC, an Ohio limited liability company

	By:	/s/ Boyd P. Gentry
	Name:	Boyd P. Gentry
	Title:	Manager

[Signatures continued on following page]

ADCARE PLEDGE & SECURITY AGREEMENT	PropCo

LENDER:	KEYBANK NATIONAL ASSOCIATION, as Lender

	By:	/s/ [Illegible]
Name:
Title:

ADCARE PLEDGE & SECURITY AGREEMENT	PropCo

Each Pledged Company hereby acknowledges the execution of, and agrees to be bound by, the applicable provisions of the foregoing Pledge and Security Agreement and consents to the pledge, assignment, hypothecation, transfer and grant to Lender of a first priority security interest in the Pledged Interests, including any and all voting rights associated therewith as set forth herein. Each Pledged Company hereby agrees to reflect the foregoing assignment in its company records.

PLEDGED COMPANIES:
WOODLAND HILLS HC PROPERTY HOLDINGS, LLC, a Georgia limited liability company

	By:	/s/ Christopher F. Brogdon
	Name:	Christopher F. Brogdon
	Title:	Manager

NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company

	By:	/s/ Christopher F. Brogdon
	Name:	Christopher F. Brogdon
	Title:	Manager

APH&R PROPERTY HOLDINGS, LLC, a Georgia limited liability company

	By:	/s/ Christopher F. Brogdon
	Name:	Christopher F. Brogdon
	Title:	Manager

ADCARE PLEDGE & SECURITY AGREEMENT